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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date earliest event reported): February 8, 2002


                                    Westcorp
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


        California                      33-13646                51-0308535
----------------------------           -----------           ------------------
(State or other jurisdiction           (Commission             (IRS employer
    of incorporation)                  file number)          identification no.)


               23 Pasteur, Irvine, California            92618
               --------------------------------------------------
               (Address of principal executive offices)(Zip code)


Registrant's telephone number, including area code: (949) 727-1002


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ITEM 5. OTHER EVENTS

                                                                February 8, 2002




                                                                      Lisa Capps
                                                              Investor Relations
                                                                        Westcorp
                                                           Phone: (949) 727-1002
                                       Email: Investor_Relations@Westcorpinc.com



WESTCORP ANNOUNCES THE APPOINTMENT OF A NEW PRESIDENT

Irvine, CA: Westcorp (NYSE:WES), whose principal subsidiaries are WFS Financial Inc (Nasdaq:WFSI) and Western Financial Bank, announced today that Tom Wolfe, the President of WFS Financial, will assume the added duties and titles of President of Westcorp and Chief Executive Officer of WFS Financial, effective immediately.

Tom Wolfe has been with WFS Financial since April 1998 and has served as its President since March 1999. Westcorp and WFS Financial do not anticipate that there will be any significant changes in the current business activities or direction of the Companies.

Joy Schaefer, previous President of Westcorp and Chief Executive Officer of WFS Financial resigned to pursue other interests. "Joy will certainly be missed as her accomplishments and commitment to our organization were instrumental in creating the financial and professional successes we are most proud of today," commented Ernest Rady, Chairman of the Board of Westcorp and WFS Financial.

Westcorp is a financial services holding company whose principal subsidiaries are WFS Financial Inc and Western Financial Bank. Westcorp is a publicly owned company whose common stock is traded on the New York Stock Exchange under the symbol WES. Information about Westcorp can be found at its Web site at http://westcorpinc.com.

Westcorp, through its subsidiary, WFS, is one of the nation's largest independent automobile finance companies. WFS specializes in originating, securitizing, and servicing new and pre-owned prime and non-prime credit quality automobile contracts through its nationwide relationships with automobile dealers. Information about WFS can be found at its Web site at http://www.wfsfinancial.com.

Westcorp, through its subsidiary, Western Financial Bank, operates 25 retail bank branches throughout California and provides commercial banking services in Southern California. Information on the products and services offered by the Bank can be found at its Web site at http://www.wfb.com.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Westcorp


Date: February 8, 2002                 /s/ Mark Olson
                                       ----------------------------------------
                                       Mark Olson, Vice President
                                                   and Controller




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